EX-4.1 FORM OF COMMON STOCK CERTIFICATE

SPECIMEN


STOCK CERTIFICATE
OF
THE WASHENTAW GROUP, INC.

                                          CUSIP NO. 941022 10 5

[NUMBER OF SHARES REPRESENTED BY THE CERTIFICATE] SHARES

                       NAME OF COMPANY:  THE WASHTENAW GROUP, INC.
                       DATE OF INCORPORATION:  JULY 28, 2003

THIS IS TO CERTIFY THAT THE HOLDER NAMED HEREIN IS ENTITLED TO [NUMBER OF SHARES OF COMMON STOCK REPRESENTED BY THE CERTIFICATE] SHARES OF COMMON STOCK OF THE WASHTENAW GROUP, INC.




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President                               Secretary